UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2007

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

After a review of performance and competitive market data, on January 5, 2007, the Compensation Committee of the Board of Directors of Cheniere Energy, Inc. (the “Company”) approved base salary increases for the CEO and other executive officers of the Company effective as of January 1, 2007. The annual base salary for Charif Souki, Chairman and Chief Executive Officer, was increased to $577,500. The annual base salary for Stanley C. Horton, President and Chief Operating Officer, was increased to $446,250. The annual base salary for each of the Company’s Vice Chairman and Senior Vice Presidents was increased to $262,500.

In addition, the Compensation Committee approved a bonus payment for executive officers with respect to the year ended December 31, 2006 (the “2006 Bonus Amount”). The 2006 Bonus Amount will be paid in restricted shares of the Company’s common stock to be issued on January 12, 2007 (the “Date of Grant”). The number of restricted shares to be issued will be determined based on a 25% discount to the closing price of the Company’s common stock as reported on the American Stock Exchange on the Date of Grant. Vesting will occur for one-third of the restricted shares on each anniversary of the Date of Grant beginning on the first anniversary of the Date of Grant.

A summary of the compensation to be paid to the principal executive officer, the principal financial officer and the other executive officers named in the Summary Compensation Table in our Proxy Statement filed in 2006 is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Form of Equity Grant Agreements

On January 5, 2007, the Compensation Committee approved the form of grant agreements that may be used periodically by the Company for grants of non-qualified stock options and restricted stock under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan. The form of grant agreements are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
10.1	Summary of Compensation for Executive Officers (filed herewith)

10.2	Form of Non-Qualified Stock Option Grant for Employees and Consultants (three-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.3	Form of Non-Qualified Stock Option Grant for Employees and Consultants (four-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.4	Form of Non-Qualified Stock Option Grant for Non-Employee Directors under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.5	Form of Restricted Stock Grant (three-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.6	Form of Restricted Stock Grant (four-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: January 11, 2007	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Summary of Compensation for Executive Officers (filed herewith)

10.2	Form of Non-Qualified Stock Option Grant for Employees and Consultants (three-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.3	Form of Non-Qualified Stock Option Grant for Employees and Consultants (four-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.4	Form of Non-Qualified Stock Option Grant for Non-Employee Directors under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.5	Form of Restricted Stock Grant (three-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)

10.6	Form of Restricted Stock Grant (four-year vesting) under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (filed herewith)